LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 7, 2020

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MAY 1, 2020, OF

OF BRANDYWINEGLOBAL—GLOBAL FLEXIBLE INCOME FUND (the “Fund”)

1.	Effective July 7, 2020, the Fund will be renamed BrandywineGLOBAL— Flexible Bond Fund.

2.

Effective July 7, 2020, the section of the Fund’s Summary Prospectus and Statutory Prospectus titled “Investment objective” and the section of the Fund’s Statutory Prospectus titled “More on the fund’s investment strategies, investments and risks – Important information” are hereby amended to restate the Fund’s investment objective as follows:

Current income and capital appreciation

3.	Effective July 7, 2020, the following paragraphs replace the corresponding paragraphs in the Fund’s Summary Prospectus and Statutory Prospectus titled “Principal Investment Strategies”:

Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities or other instruments with similar economic characteristics. The subadviser has broad discretion to invest in multiple types of fixed income securities including, but not limited to, sovereign debt, emerging markets debt, corporate debt, high yield debt, bank loans, supranational issues, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), inflation-linked securities and hybrid securities.

The fund may invest in fixed income securities issued in foreign currencies and U.S. dollar denominated securities. The fund can seek investment opportunities anywhere in the world. Under normal market conditions, the fund’s foreign currency exposure will be limited to 25% of the fund’s assets. For example, the fund would be in compliance with this limitation if it invests 75% of its assets in U.S. dollar-denominated bonds and 25% in bonds denominated in non-U.S. currencies. Alternatively, the fund could invest more than 25% in bonds denominated in non-U.S. currencies if it uses derivatives strategies to hedge the non-U.S. currency exposure back to the U.S. dollar so that the fund would have no more than 25% exposure to non-U.S. currencies.

The fund may invest in derivative instruments such as foreign currency forwards, bond futures, interest rate futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, options, options on futures and structured credit products. The fund may use derivatives to enhance total return, as a means of providing additional exposure to certain types of investments, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, as a cash flow management technique or as a substitute for the purchase or sale of securities or currencies. Derivatives are taken into account when determining compliance with the fund’s 80% investment policy.

The fund may invest without limit in securities that are rated or unrated, including “high yield” or “junk” bonds (that is, securities rated below the Baa/BBB categories or, if unrated, determined to be of comparable credit quality by the subadviser).

Under normal conditions, the dollar-weighted average effective duration of the fund’s portfolio is expected to range from 0 to 10 years. However, the fund may invest without limit in securities of any maturity or duration.

The fund may invest in asset-backed and mortgage-backed securities but will not invest more than 25% of its assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.

The fund may invest up to 25% of its assets in convertible securities, up to 10% of its assets in preferred equity securities of companies of any size, and up to 10% of its assets in common equity securities of companies of any size. In addition, no more than 5% of the fund shall be invested in any one non-sovereign issue at time of purchase.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

4.

Effective July 7, 2020, the first sentence in the first paragraph of the section titled “More on the fund’s investment strategies, investments and risks – Foreign and emerging markets securities” in the Fund’s Statutory Prospectus is hereby replaced with the following:

The fund may invest in both U.S. dollar and non-U.S. dollar denominated securities of foreign issuers.

5.	Effective July 7, 2020, the following disclosure replaces the first four bullet points in the section of the Fund’s SAI titled “INVESTMENT POLICIES – Investment Objective and Strategies”:

Flexible Bond Fund

•	Investment Objective: Current income and capital appreciation

•	Under normal market conditions the Fund will invest at least 80% of its net assets in fixed income securities or other instruments with similar economic characteristics.

•	Under normal market conditions, the Fund’s foreign currency exposure will be limited to 25% of the Fund’s assets.

•	The Fund may invest up to:

•

25% of its assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity

•	25% of its assets in convertible securities

•	10% of its assets in preferred equity securities of companies of any size

•	10% of its assets in common equity securities of companies of any size

Please retain this supplement for future reference.

BWXX594437

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